File No’s 333-65599 & 811-09053

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.)

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Filed by a Party other than the Registrant [  ]

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         [  ]      Preliminary Proxy Statement

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         [  ]      Soliciting Material Pursuant to ss.240.14a-12

The MP63 Fund, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MP 63 Fund, Inc.

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

877-676-3386

Notice of Special Meetings of Shareholders

To Be Held on November 30, 2016

October 28, 2016

Dear Shareholders:

The Board of Directors (the “Board”) of The MP63 Fund, Inc. (the “Fund”) has called a special meeting of the Fund’s shareholders (the “Meeting”) for the purpose of seeking shareholder approval of the election of two new Independent Director Board members -- Daniel C. Mandell and Dr. Edward Shashoua -- and the re-election of three of the four members of the current Board – myself, Vita Nelson,  to continue on as Interested Director and President, as well as Independent Directors Gloria Schaffer and Susan Ryan. Current Independent Director Ted Gladstone is not nominated for reelection as he intends to resign from the Board shortly after a successor has been elected and qualified.

SEC laws require that the shareholders elect at least two-thirds of the directors of a mutual fund board. The composition of the current Board meets those requirements. When the Fund was organized in 1999, the shareholders elected Gloria Shaffer, Ted Gladstone and me. Independent Director Richard Yaffa, who was not elected by the Fund’s original shareholders, passed away in January 2015 and Susan Ryan was elected by the Board (but not by the shareholders) to occupy his position.  Ms. Ryan was an excellent choice to replace Mr. Yaffa.  Like Richard, Susan is ethical and level-headed, and displays excellent judgment. They also have similar educational backgrounds, with Susan earning her undergraduate degree from the University of Chicago and her MBA from the Kellogg School of Management at Northwestern University, while Richard earned the same degrees from Princeton and Harvard Business School.

More recently, the Board, based on the recommendation of the Fund’s Nominating Committee, agreed to expand the size of the Fund’s Board from four to five members and nominated Mr. Mandell and Dr. Shashoua to serve as new Independent Directors, subject to shareholder approval. In taking these actions, the Board looked to add younger Directors who will complement the attributes of the current Directors and also have the depth of experience and sound judgment that has influenced Board operations for the past 17+ years. While it was a tall task and it took some time to find qualified candidates, I am happy to report that both the Nominating Committee and the entire Board believe that both of the new Independent Director nominees have the requisite experience and perspective, as described more fully in the materials that follow, to complement the existing Directors and enhance the quality of the Board’s operations. For those reasons, the Board recommends that you vote “Yes” to the proposals that Mr. Mandell and Dr. Shashoua be elected as new Independent Directors, and that the three current Directors, Ms. Nelson, Ms. Schaffer and Ms. Ryan, be reelected to their current positions. Because shareholder meetings are expensive, we hope that you will respond to this Proxy request immediately in order to save the Fund the trouble and expense of further soliciting your vote.

If you are the record owner of shares of the Fund as of the close of business on September 30, 2016, you are authorized to vote. The meeting will be held on November 30, 2016 at 10 a.m. (EST) at the offices of the Fund’s Administrator, Mutual Shareholder Services, at the address shown above. If you expect to attend the Meeting in person, please call the Fund at 1-877-676-3386 to inform us.

Proxy materials for the shareholder meeting are enclosed and are also available at www.mp63fund.com.

As always, we thank you for your confidence and invite you to contact me directly at 914-925-0022, ext. 0, if you need further clarification about this request.

By Order of the Board of Directors

Vita Nelson

Interested Director and President of the Fund

October 28, 2016

YOUR RESPONSE IS IMPORTANT

Please return this proxy whether or not you expect to be present at the Meeting. In order to conduct the meeting, we must have a quorum present by proxy or in person. A quorum is one-third of the outstanding shares.

Your proxy card provides three options, “yes,” “no,” and “abstain.” If you mark the “Yes” box or even if you simply sign and date the proxy card and return it in the envelope provided, your shares will be voted FOR the proposal. For the proposals to be approved, a plurality of the shares must be voted “Yes.” That is, we must receive more yes votes than no votes.

PLEASE READ AND COMPLETE THE ENCLOSED PROXY

To ensure your representation at the meeting, please complete and return the enclosed proxy.  You may return it by mail in the accompanying envelope or by faxing it to 1-440-526-4446.  As mandated by law, even if you return your signed and dated proxy you have two options to change your mind. You may revoke your proxy and vote your shares in person, should you decide to attend the meeting in person.  And, you can change your vote by sending a Proxy with a later date.

The Board of Directors Recommends that you Vote “YES” to the Proposals.

MP 63 Fund, Inc.

  8000 Town Centre Drive,

Suite 400

Broadview Heights, Ohio 44147

877-676-3386

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

To Be Held November 30, 2016

Introduction

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of The MP63 Fund, Inc. (the “Fund”), for use at the Special Meeting of shareholders of the Fund (the “Meeting”) to be held on November 30, 2016 at 10:00 am, Eastern Time and at any adjournments thereof.  The purpose of the meeting is:

1. To elect two new Directors to the Board and to re-elect three of the four current Directors of the Board; and

2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The Meeting will be held at the offices of the Fund’s administrator, Mutual Shareholder Services, LLC, located at 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147. The Notice of Meeting, Proxy Statement, and accompanying form of proxy are being mailed to shareholders on or about October 28, 2016.

Purpose of Meeting

The Meeting is being called to elect two new Directors to the Board and re-elect three of the four current Directors, excluding Ted Gladstone, who intends to resign from the Board shortly after a successor has been elected and qualified. The Board knows of no business other than the election of Directors that will be presented for consideration.

Eligibility to Vote

Only shareholders of record at the close of business on September 30, 2016 (the “Record Date”) are entitled to vote at the Meeting and any adjournments thereof.  As of the Record Date, the Fund had a total of 3,072,234 shares issued and outstanding.  Each full share counts as one vote, and fractional shares count as fractional votes.

Voting by Proxy

The simplest and quickest way for you to vote is to complete, sign, date and return the enclosed proxy card(s) in the postage paid envelope provided. The Board urges you to fill out and return your proxy card(s) immediately.  Returning your proxy card(s) will not affect your right to attend the Meeting and vote in person.

The Board has named Greg Getts and Umberto Anastasi as proxies, and their names appear on your proxy card(s). By signing and returning your proxy card(s) to the Fund, you are appointing those persons to vote for you at the Meeting.  If you fill in and return your proxy card(s) in time to vote, one of the appointed proxies will vote your shares as you have directed on your proxy.  If you sign and return your proxy card(s), but do not make specific choices, one of the appointed proxies will vote your shares in favor of the proposal.

At the time this Proxy Statement was printed, the Board was not aware of any other matter to be acted upon at the Meeting other than the Proposal discussed in this Proxy Statement.

If you appoint a proxy by signing and returning your proxy card(s), you can revoke that appointment at any time before it is exercised. You can revoke your proxy by sending in another proxy with a later date, or by writing to the Fund’s transfer agent, Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, or by appearing in person at the Meeting.

Voting in Person

If you wish to attend the Meeting and vote in person, please indicate your intention to attend by contacting the fund’s administrator, Mutual Shareholder Services at 877-676-3386. If you have already voted by proxy and wish to vote in person instead, you will be given an opportunity to do so during the Meeting.  If you attend the Meeting, but your shares are held in the name of your broker, bank, or other nominee, you must bring with you a letter from that nominee stating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.

Vote Required to Approve Election of Directors

Assuming a quorum is present at the Meeting, election of each of the listed nominees for Director of the Fund will require the affirmative vote of a plurality of the votes cast at the Meeting. A plurality of affirmative votes means that there are more votes for the proposal than there are voter against it.

The Board recommends that the Shareholders of the Fund vote “FOR” the re-election of the three current Directors and the election of both new Director nominees.

If a quorum is not present at the Meeting, the persons named as proxies may propose adjournment to permit further solicitation of proxies with respect to the proposals.

Adjournments

The appointed proxies may propose to adjourn the Meeting, either in order to solicit additional proxies or for other purposes.  If there is a proposal to adjourn the Meeting, the affirmative vote of a majority of the shares present at the Meeting, in person or by proxy, is required to approve the adjournment.

Whom to Call with Questions

Please call the Fund at 1-877-676-3386 or Vita Nelson at 800-388-9993 with any questions you may have relating to this Proxy Statement.  Also, at your request, at no charge, the Fund will send you a copy of its most recent annual report and any subsequent semi-annual report, which will be sent to you within three (3) business days of receipt of your request. Please contact Mutual Shareholder Services at 1-877-676-3386 or 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147 to request such reports.

Proposals: Election of Board of Directors

The Fund has a Nominating Committee.  A copy of the Nominating Committee Charter is attached as Exhibit A.  At a Board meetings held on April 21, 2016 and July 21, 2106, and by Written Consent of the Board dated September 29, 2016, the Nominating Committee and Board unanimously voted to propose that a slate composed of three of the four incumbent Directors, Ms. Vita Nelson, Ms. Gloria Schaffer, and Ms. Schaffer, together with new Director nominees Mr. Daniel C. Mandell and Dr. Edward Shashoua, be put to the shareholders with the recommendation that the shareholders vote in favor of all five nominees.  Incumbent Director Ted Gladstone will resign his positon as Director soon after his successor is elected and qualified.

In contemplation of an increase in the size of the Board, the Directors also voted to increase the number of Directors to five. The Fund’s by-laws provide that the number of Directors shall be fixed from time to time by resolution of the Board adopted by a majority of the Directors then in office; provided, however, that the number of Directors shall in no event be less than two and no more than twenty.

The nominees for Director and their principal occupations for at least the last five years are set forth in the table below.  Each Director holds office for an indefinite period until he or she retires or his or her successor is elected and qualified.  Except for Mr. Daniel C. Mandell and Dr. Edward Shashoua, all nominees named below are currently Directors of the Fund and have served in that capacity continuously since originally elected or appointed.

Interested Director Nominee (Current Director):

Vita Nelson is an “interested person” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) as she is President of the Fund and a Director of the Fund’s investment adviser, The Moneypaper Advisor, Inc.

Name, Address & Age	Position(s) Held with the Fund	Term of Office & Length of Time Served	Number of Portfolios Overseen By Director
Vita Nelson 111 Pleasant Ridge Road, Harrison, NY 10528 Birth Year: 1937	Director, President	Indefinite. Since 1998	1
	Principal Career Occupations		Other Directorships Held by Director

President Director, and Portfolio Manager, The Moneypaper Advisor, Inc. (investment adviser to the Fund). President, Editor and Publisher of the Moneypaper Publications, LLC. Chairman, Temper of the Times Investor Services, Inc., (Broker/Dealer and Enrollment Service for Direct Investment Plans (DRIPs)).  Editorial Contributor to Forbes.com, Kiplingers.com, and WeissReasch.com. Municipal Bond Market Maker, Granger & Company

			Moneypaper Publications LLC and its predecessor, The Moneypaper Advisor, Inc. Temper of the Times Investor Service, Inc.

Independent Director Nominees (Current Directors):

Name, Address & Age	Position(s) Held with the Fund	Term of Office & Length of Time Served	Number of Portfolios Overseen By Director
Gloria Schaffer 111 Pleasant Ridge Road, Harrison NY 10528 Birth Year: 1930	Director, Audit Committee Member, Nominating Committee Member	Indefinite. Since 1998	1
	Principal Career Occupations		Other Directorships Held by Director
	Partner, CA White (real estate development). Secretary of State of Connecticut. Commissioner, Connecticut Department of Consumer Protection. Member, Civil Aeronautics Board		None

Name, Address & Age	Position(s) Held with the Fund	Term of Office & Length of Time Served	Number of Portfolios Overseen By Director
Susan S. Ryan* 111 Pleasant Ridge Road, Harrison NY 10528 Birth Year: 1950	Director, Audit Committee Member, Nominating Committee Member	Indefinite Since March 2016	1
	Principal Career Occupations		Other Directorships Held by Director

Vice President, C.A. White (real estate development and management company). Vice President, Global Client Services Wealth Manager Services, State Street Corporation, Quincy, MA. Managing Director, Wealth Management Services, Private Clients Group, FleetBoston Financial, Boston, MA. Director, Product Management and Development, Global Trade, BankBoston, Boston, MA.

			None

*Susan Ryan is Gloria Schaffer’s daughter

Independent Director Nominees (Current Directors):

Name, Address & Age	Position(s) Held with the Fund	Term of Office & Length of Time Served	Number of Portfolios Overseen By Director
Daniel C. Mandell 111 Pleasant Ridge Road, Harrison NY 10528 Birth Year: 1963	N/A	N/A	N/A
	Principal Career Occupations		Other Directorships Held by Director

General Counsel and Vice President of DialogueDirect, Inc., a company that provides fundraising and marketing services on behalf of charitable organizations.

Attorney and founding member of Caraballo & Mandell, PLLC, a law firm established with a concentration in commercial and real estate litigation and transactions.

DialogueDirect, Inc.; Red Fundraising( a subsidiary of DialogueDirect based in Ireland)

Name, Address & Age	Position(s) Held with the Fund	Term of Office & Length of Time Served	Number of Portfolios Overseen By Director
Dr. Edward V. Shashoua 111 Pleasant Ridge Road, Harrison NY 10528 Birth Year: 1959	N/A	N/A	N/A
	Principal Career Occupations		Other Directorships Held by Director

Primary Care Internist, Newton-Wellesley Physicians-Wellesley Hills, Wellesley, MA;

Marino Center for Integrative Health, Cambridge, MA June; Owner and Trustee of Brandywine Development Company, Brookline, Massachusetts a real estate development, investment and management company

Ischemix, Inc, a Biotech company in phase II development of medications for use in cardiovascular protection

Principal Officers who are not Directors:

The principal officers of the Fund who are not Directors are listed below along with a brief statement of their principal occupations during the past five years and any positions held with affiliates of the Fund.  The term of service of each officer is indefinite.

Name, Address & Age	Position(s) Held with the Fund	Term of Office & Length of Time Served	Number of Portfolios Overseen
Lester Nelson* 111 Pleasant Ridge Road, Harrison NY 10528 Birth Year: 1928	Secretary, Chief Compliance Officer	Indefinite. Since 1998	1
	Principal Occupation During Career		Other Directorships Held by Officer
	Attorney, private practice.		Moneypaper Publications LLC and its predecessor, Moneypaper Advisor Inc. Temper of the Times Investor Services, Inc.
Name, Address & Age	Position(s) Held with the Fund	Term of Office & Length of Time Served	Number of Portfolios Overseen By Officer
David Fish 111 Pleasant Ridge Road, Harrison NY 10528 Birth Year: 1949	Treasurer	Indefinite. Since 2003	1
	Principal Occupation During Career		Other Directorships Held by Officer
	Executive Editor of Moneypaper Publications, LLC and its predecessor Moneypaper, Inc. (newsletter); Portfolio Manager, The Moneypaper Advisor, Inc. (investment adviser to the Fund).		None

* Lester Nelson is Vita Nelson’s husband.

Ownership of Shares of the Fund

The following table shows the aggregate dollar range of equity securities beneficially owned by each nominee for Director in the Fund as of September 30, 2016.  The information as to ownership of securities, which appears below, is based on statements furnished to the Fund by the Director nominees.

Independent Director Nominees (Nominees who would not be Interested Persons):

Nominee	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director or Nominee in Family of Investment Companies
Gloria L. Schaffer	None	None
Susan S. Ryan	None	None
Daniel C. Mandell	None	None
Dr. Edward V. Shashoua	None	None

*As of September 30, 2016

Interested Director Nominee (Nominees who would not be Interested Persons):

Nominee	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director or Nominee in Family of Investment Companies
Vita Nelson	over $100,000	over $500,000

*As of September 30, 2016

As of the September 30, 2016, no shareholder beneficially or of record owned more than 5% of the outstanding shares of the Fund:

As of the same date, no Director nominee owned more than 4.85% of the outstanding shares of the Fund and the Director nominees and executive officers of the Fund, as a group, owned less than 5.2% of the Fund. Vita Nelson, through her personal accounts, her ownership interest in a corporate account, a charitable foundation account for which  she votes the shares, and accounts in the names of her grandchildren for which she is the custodian, owns or controls approximately 4.82%  of the shares.

Compensation of Directors

Those Directors who are officers or employees of the Adviser, or its affiliates receive no remuneration from the Fund.  For the fiscal year ended February 28, 2016, each disinterested

Director received $2,000 per year for serving as a Director of the Fund.  In addition, each disinterested Director may be reimbursed for expenses incurred in connection with attending meetings.

The following table sets forth the compensation paid by the Fund to each disinterested Director during the fiscal year ended February 28, 2016

Name, Position	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund
Ted Gladstone	$2,000	None	None	$2,000
Gloria Schaffer	$2,000	None	None	$2,000
Susan S. Ryan*	None	None	None	None

*Ms. Ryan did not become a Director until March 16, 2016.

Information Concerning Fund Committees

The Board of Directors has two standing committees: the Audit Committee and the Nominating Committee:

A.

Audit Committee:

The members of the Audit Committee are all Directors who not “interested” persons of the Fund (as defined in the 1940 Act). The primary responsibilities of the Audit Committee are, as set forth in its charter, to make recommendations to the Board as to: the engagement or discharge of the Fund’s independent auditors (including the audit fees charged by auditors); the supervision of investigations into matters relating to audit matters; the review with the independent auditors of the results of audits; and addressing any other matters regarding audits.

Through the Audit Committee, the Independent Directors consider and address important matters involving the Fund, including those presenting conflicts or potential conflicts of interest for Fund management. The Board of Directors has determined that its committee helps ensure that the Fund has effective and independent governance and oversight.

For the fiscal year ended February 28, 2016, the Audit Committee met 5 times, and has met twice during the fiscal year beginning March 1, 2016.

B.

 Nominating Committee

The Fund has a Nominating Committee, whose Charter is attached as Exhibit A.  The members of the Nominating Committee consist of all Directors who are not “interested” persons of the

Fund in that they are independent of the management of the Fund (as defined in the 1940 Act). The primary responsibilities of the Nominating Committee are, as set forth in the Nominating Committee Charter (the “Charter”), to select and nominate other Directors, including Independent Directors.

The authority and responsibilities of the Nominating Committee, as set forth in Charter, are not intended to supplant or limit the ability of Fund shareholders under state or federal law to nominate Directors. The Nominating Committee reviews shareholders’ nominations to fill vacancies on the Board in accordance with the requirements of the Charter, the Fund’s Bylaws and applicable law. Shareholder Candidates submitted for consideration by the Committee must be sent to the President of the Fund in writing, together with the appropriate biographical and other information concerning each such proposed nominee, as described in the Charter.  Such shareholder nominations must also comply with the notice and other provisions set forth in the Charter, in the Fund’s Bylaws or under applicable law.  Officers of the Adviser may suggest Director Candidates, if the Nominating Committee invites such suggestions, and the Adviser may provide administrative assistance in the selection and nomination process.

The Fund is not required to hold annual meetings of shareholders for the election of Directors, and, as is the case with most open-end funds, it holds shareholder elections for the election of Directors only when, pursuant to the requirements of the 1940 Act, less than a stipulated number of the Directors in office were elected by shareholders.

In identifying and evaluating candidates for Director, the Committee seeks to ensure that the Board possesses, in the aggregate, the strategic, managerial and financial skills and experience necessary to fulfill its duties and to achieve its objectives, and also seeks to ensure that the Board is comprised of Directors who have broad and diverse backgrounds. The Nominating Committee looks at each nominee on a case-by-case basis.

In looking at the qualifications of each Director candidate to determine if his or her election would further the goals described above, the Nominating Committee does not have any specific minimum qualifications that must be met by the candidate, Instead, the Nominating Committee takes into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversify of viewpoint and industry knowledge. However, the Board believes that to be recommended as a nominee, whether by the Nominating Committee or at the suggestion of a shareholder or investment adviser, each candidate must:

1

Display the highest personal and professional ethics, integrity and values;

2

Have the ability to exercise sound business judgment;

3

Be highly accomplished in his or her respective field;

4

Have relevant expertise and experience;

5

Be able to represent all shareholders and be committed to enhancing long-term shareholder value; and

6

Have sufficient time available to devote to activities of the Board and to enhance his or her knowledge of the Fund’s business

The Nominating Committee will review shareholders' nominations to fill vacancies on the Board in accordance with the requirements of the Charter, the Fund's Bylaws and applicable law. Shareholder Candidates submitted for consideration by the Nominating Committee must be sent to the President of the Fund in writing together with the appropriate biographical and other information concerning each such proposed nominee, and such nomination must comply with the notice and other provisions set forth in the Charter, in the Fund's Bylaws or under applicable law.

In carrying out its responsibilities under the Charter, the Nominating Committee must obtain from any Candidate, and a shareholder submitting a Candidate for nomination as a Director must provide, a formal written resume, a completed questionnaire delineating relationships between the Candidate and the Fund, the investment advisers to the Fund, the principal underwriter of the Fund, and all material service providers to the Fund, and such other information that may be required under state or federal law or by the Fund’s Bylaws.

The Nominating has met once during the Fund’s fiscal year beginning March 1, 2016.

Leadership Structure

The Board of Directors is responsible for overseeing the management and operations of the Fund.  Vita Nelson, who is an interested person of the Fund, serves as Chair of the Board.  The Board does not have a lead independent Director.

Given the Adviser’s sponsorship of the Fund, that investors have selected the Adviser to provide overall management to the Fund, and Ms. Nelson’s senior leadership role within the Adviser, the Board elected her Chairman. The Board reviews its structure regularly and believes that its leadership structure, including having more than half of the Board be Independent Directors, coupled with the responsibilities undertaken by Ms. Nelson as Chair, is appropriate and in the best interests of the Fund, given its specific characteristics.  The Board of Directors also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Directors from Fund management.

The Board of Directors believes that each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors lead to the conclusion that the Directors possess the requisite experience, qualifications, attributes and skills to serve on the Board. The Board of Directors believes that the Directors’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Adviser, other service providers, legal counsel and independent public accountants; and to exercise effective business judgment in the performance of their duties as Directors, support this conclusion. The Board of Directors has also considered the contributions that each Director can make to the Board and the Fund.

As described in the table above, the current Directors who are nominated for reelection have served as such for a considerable period of time, which has provided them with knowledge of the business and operation of the Fund. In addition, the following experience, qualifications, attributes and/or skills apply to each Director as specified: Vita Nelson, executive experience with investment advisory, broker dealer firms and other businesses; Gloria Schafer, executive experience as the Secretary of State of Connecticut, Consumer Advocate for the State of Connecticut, member of the Board of Directors of the National Civil Aeronautics Board, as well as her experience in real estate development; Susan S. Ryan, executive experience in financial services,  wealth management, and real estate development, plus advanced educational degrees in relevant disciplines. The aforementioned references to the experience, qualifications, attributes and/or skills of the Directors, which are provided pursuant to requirements of the Securities and Exchange Commission, should not be understood as holding out that the Board or any Director is a “financial expert” or has special expertise or experience and shall not impose any greater responsibility or liability on any such Director or on the Board by reason thereof.

Mr. Daniel Mandell was chosen as a Board nominee because of his legal background, his experience as a director for other organizations, his prior work experience in the financial services industry, his integrity and dedication to transparency and investor protection, and his willingness and enthusiasm for taking on the responsibilities of the Director position.

Dr. Edward Shashoua was chosen because of his integrity, his diverse educational and work experience, including his medical background, his prior investment management and his experience as the director of a biotech development company. His personal background indicates an understanding of the role registered investment companies play in offering investment options to the public and an appreciation of the role and responsibilities that Independent Directors have under the 1940 Act.

Mr. Mandell and Dr. Shashoua, the two Nominees approved by the Nominating Committee who are not current Directors standing for reelection, were recommended by other Directors of the Fund and the President of the Adviser.

Information Regarding Directors’ Attendance at Board Meetings

For the Fund’s most recent fiscal year ended February 28, 2016, the Board held 4 regular Board meetings and 1 special meeting, and the Audit Committee met 5 times. Each Director attended all such meetings.

Independent Director Nominees' Ownership of Securities of The Adviser or The Fund’s Principal Underwriter

As of September 30, 2016, no current Independent Director nominee or new Director nominee, nor any of his or her immediate family members, had any ownership position in the Adviser or Arbor Court Capital, LLC, the Fund’s distributor and principal underwriter (“Principal Underwriter”).

No Director or nominee for Director purchased or sold of securities of the Adviser or its affiliates since the beginning of the Fund’s most recently completed fiscal year.

Communications with the Board of Directors

Shareholders who wish to communicate with the Board with respect to matters relating to the Fund may address their written correspondence to the Board as a whole or to individual Board members, MP 63 Fund, Inc., c/o Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147.

Director Attendance at Annual Meetings of Shareholders

Pursuant to the Fund’s by-laws, the Fund is not required to hold an annual meeting of shareholders. Because annual meetings are very infrequent, the Fund has not adopted a policy regarding Director attendance at any Special Meeting of shareholders. The Directors do not intend to attend the Meeting.

Operation of the Fund

The Fund is a Maryland corporation, registered with the SEC, and operating as an open-end investment management company formed by Articles of Incorporation on October 13, 1998.  The Fund offers no-load shares, which are sold to the public without any sales charges or ongoing distribution and servicing (12b-1) fees.  The Fund’s principal executive offices are located at 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio  44147.  The Board supervises the business activities of the Fund.  Like other mutual funds, the Fund retains various organizations to perform specialized services.  The Moneypaper Advisor, Inc. serves as the Fund’s investment adviser and is located at 111 Pleasant Ridge Road, Harrison NY 10528.  Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio  44147, provides the Fund with transfer agent, accounting, and administrative services.  Arbor Court Capital, LLC, located at 2000 Auburn Drive, Suite 300, Beachwood, Ohio 44122, acts as the Fund’s principal underwriter.

The Proxy

The Board of Directors solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting.  A proxy for voting your shares at the Meeting is enclosed.  The shares represented by each valid proxy received in time will be voted at the Meeting as specified.  If no specification is made, the shares represented by a duly executed proxy will be voted in favor of the proposed Directors.  You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Fund revoking the proxy, or (3) attending and voting in person at the Meeting.  If you have more than one account, you should submit a proxy for each account. If you do not receive a proxy for each account, please call Mutual Shareholder Services, the Fund’s administrator at1-877-676-3386, call Vita Nelson at 1-800-388-9993, or write to Mutual Shareholder Services, 8000 Town Center Drive, Suite 400, Broadview Heights, Ohio  44147.

Voting Securities and Voting

As of the Record Date, there were 3,072,234 shares of beneficial interest of the Fund issued and outstanding.

All shareholders of record on the Record Date are entitled to vote at the Meeting.  Each full share counts as one vote, and fractional shares count as fractional votes.

Votes to “Abstain” will be considered present for purposes of determining the existence of a quorum and determining the number of shares represented at the meeting. However, votes to abstain are not counted as “yes” votes or no “votes.” Assuming that a quorum is represented, whichever gets more votes, that is more “yes” votes or “no” votes, will determine whether the  proposals will be adopted.

Security Ownership of Management

To the best knowledge of the Fund, there was no shareholder, Director or officer of the Fund who owned more than 5% of the outstanding shares of the Fund on the Record Date.

As a group, the Directors and officers of the Fund owned or controlled as of the Record Date approximately 5.2% of the Fund.  Vita Nelson owned or controlled 4.82%, Lester Nelson owned or controlled .004%, and David Fish owned or controlled .3% of the Fund’s outstanding shares.

As defined under the 1940 Act, shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund.  Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval. As of the Record Date, there are no shareholders who are “control” persons.

Legal Proceedings

The Fund is not aware of any proceedings to which any Director or nominee for director or, or any affiliate of such Director or Nominee is a party or adverse to the Fund or has a material interest that is adverse to the Fund.

Shareholder Proposals

The Fund has not received any shareholder proposals to be considered for presentation at the Meeting.  Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Fund’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Fund’s proxy materials must be received by the Fund within a reasonable time before the solicitation is made. The fact that the Fund receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act which must be met by convening such a shareholder meeting.  Any shareholder proposal for possible inclusion in any future meeting should be sent to Ms. Vita Nelson, President, c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio  44147.

Cost of Solicitation

The Board of Directors of the Fund is making this solicitation of proxies.  The Fund has not engaged a proxy solicitation firm to assist in the solicitation.  The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Meeting and proxy and any additional materials relating to the Meeting and the cost of soliciting proxies will be borne by the Fund. Certain officers, employees and agents of the Fund and the Adviser may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any compensation.

Other Matters

The Fund’s Board of Directors knows of no other matters to be presented at the Meeting.

Proxy Delivery

If you and another shareholder share the same address, the Fund may only send one Proxy Statement and enclose sufficient proxy cards for each shareholder. It is very important that shareholders vote a proxy for each of their accounts. If you have more than one account, and have not received a proxy for each account, will you please call or write to request the additional proxy cards.  For such requests, call the Fund at 1-877-676-3386 or call Vita Nelson at 1-800-388-9993. Write to Mutual Shareholder Services, 8000 Town Center Drive, Suite 400, Broadview Heights, Ohio  44147.

Important Notice Regarding the Availability of Proxy Materials Shareholder Meeting to be Held on November 30, 2016

A copy of the Notice of Shareholder Meeting, the Proxy Statement and a Proxy Card are also available at www.mp63fund.com.

By Order of the Board of Directors

__________________

Vita Nelson, President

October 25, 2016

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE OR FAX IT TO 1-440-526-4446.

This Proxy is being solicited on behalf of the Board of Directors of the MP 63 Fund.

The undersigned appoints Greg Getts and Umberto Anastasi as proxies, each with the power of substitution, to vote all of the shares of the common stock of the MP 63 Fund (the “Fund”), registered in the name of the undersigned at the Special Meeting of shareholders of the Fund to be held at the office of the Fund Administrator, Mutual Shareholders Services at 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147 at 10 a.m. (EST) on  November 30, 2016, and at any adjournments thereof.

The shares of common stock represented by this Proxy will be voted in accordance with the instructions given by the undersigned. If no instructions are given and the Proxy document is properly executed with the shareholder’s signature and the date of applying such signature, such shares will be voted FOR the election of all nominees.

The Board of Directors recommends voting FOR all nominees.

The Board of Directors of the MP63 Fund (the “Board”) and the Nominating Committee recommend that you reelect three of the four current members of the Board, Vita Nelson, Gloria Schaffer, and Susan S. Ryan, and elect the two new Board nominees, Daniel C. Mandell and Dr. Edward V. Shashoua, all of whom are identified below, to serve as Directors of the Board.

You may refer to the Proxy Statement for a discussion of the proposal.

Please fill in the appropriate box to indicate your preferences below:

Please use black or blue ink or number 2 pencil to fill in your choices. Do not use a fine point pen.

If you select to cast your vote summarily with respect to all proposed Directors, including the current Directors and new nominees for Director, please cast your vote in the first line directly below (Proposals #1 and #2)  Otherwise cast your votes as indicated within Proposal # 1 and Proposal #2 or individually for each candidate.  If you make no selection but sign and date this document, the Proxy will enter a vote in favor of the proposals.

Proposals #1 and #2: / / Yes   / / No   / / Abstain

Proposal #1. Re-elect the three members of the current Board of Directors:

/ / Yes   / / No   / / Abstain

Reelect Vita Nelson: / / Yes   / / No   / / Abstain

Reelect Gloria Schaffer: / / Yes   / / No   / / Abstain

Reelect Susan S. Ryan: / / Yes   / / No   / / Abstain

Proposal #2. Elect the following two individuals to join the Board of Directors:

/ / Yes   / / No   / / Abstain

Elect Daniel C. Mandell: / / Yes   / / No   / / Abstain

Elect Dr. Edward V. Shashoua: / / Yes   / / No   / / Abstain

There are no other proposals for presentation at the Meeting.

Authorized Signature

Date

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Printed Name (and Title if Applicable)

____________________________________________

___________

Authorized Signature (Joint Investor or Second Signatory)

Date

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Printed Name (and Title if Applicable)